                              WM GROUP OF FUNDS
                        1201 Third Avenue, 22nd Floor
                          Seattle, Washington 98101

                      Supplement Dated June 18, 2000 to
                        Prospectus Dated March 1, 2000

1. EQUITY INCOME FUND (FORMERLY, BOND & STOCK FUND).
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Effective August 1, 2000, the name of the Bond & Stock Fund will change to the "Equity Income Fund," and the information relating to the Fund contained under the heading "Risk/Return Summary -- Bond & Stock Fund" will be replaced with the following:

OBJECTIVE -- This Fund seeks to provide a relatively high level of current income while achieving long-term growth of income and capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS -- The Fund invests primarily in dividend-paying common and preferred stocks. The Fund's investments may also include bonds, convertible securities, U.S. Government securities, American depository receipts (ADRs) and European depository receipts (EDRs), mortgage-backed securities (including collateralized mortgage obligations), repurchase agreements and real estate investment trusts (REITs).

In selecting investments for the Fund, WM Advisors looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WM Advisors believes they are worth.

Among the risks of investing in the Fund are:

    o Market Risk       o Derivatives Risk            o Management Risk
    o Credit Risk       o Liquidity Risk              o Smaller Company Risk
    o Currency Risk     o Foreign Investment Risk

2. WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS.
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Effective August 1, 2000, each of the Portfolios may invest in the Equity Income Fund to the same extent that it may invest in each of the other Equity Funds.

3. CONSERVATIVE BALANCED PORTFOLIO (FORMERLY, INCOME PORTFOLIO).
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Effective August 1, 2000, the name of the Income Portfolio will change to the "Conservative Balanced Portfolio," the initial sales charge on Class A shares will change to that of the Balanced Portfolio. Information relating to the Portfolio contained under the heading "Risk/Return Summary -- Income Portfolio" will be replaced with the following:

OBJECTIVE -- This Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer the potential for a medium to high level of income and the potential for a low to medium level of capital growth with a medium level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS -- All of the Portfolios allocate their assets among certain of the Funds to achieve their objectives. This Portfolio invests between 40% and 80% of its net assets in a combination of the Fixed-Income Funds and the Money Market Fund and between 20% and 60% of its net assets in the Equity Funds.

The Portfolio may invest up to 40% of its assets in each of the Money Market, Short Term Income, U.S. Government Securities, Income and High Yield Funds. It may also invest up to 30% of its assets in each of the Growth & Income, Equity Income, Growth Fund of the Northwest, Growth, Mid Cap Stock, Small Cap Stock and International Growth Funds.

The Portfolio may also invest in U.S. Government securities, short-term debt rated A or higher, commercial paper (including master notes and bank obligations), repurchase agreements and strategic transactions such as futures contracts and options.

The Portfolio shares the principal risks of each of the Funds it invests in, as well as Portfolio Risk.

4. FLORIDA INSURED MUNICIPAL FUND.
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The Trustees of the Florida Insured Municipal Fund have approved a recommendation to merge the Fund into the Tax-Exempt Bond Fund. Shareholders of the Florida Insured Municipal Fund will be asked to vote on the proposal to merge the Funds effective on or about November 17, 2000. Shares of the Florida Insured Municipal Fund will not be available for purchase after October 20, 2000.

5. MEDALLION SIGNATURE GUARANTEE.
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Effective July 1, 2000, when a Fund or Portfolio requires a signature guarantee (for example, for redemptions of more than $50,000), a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted.

                 THIS SUPPLEMENT SHOULD BE RETAINED WITH THE
                       PROSPECTUS FOR FUTURE REFERENCE